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                                                                    Exhibit 10.5


                   FOURTH AMENDMENT TO RESTATED LOAN AGREEMENT
                   -------------------------------------------


                  THIS FOURTH AMENDMENT TO RESTATED LINE OF CREDIT LOAN AGREEMENT, is entered into as of the 31st day of May, 2000, by and between METROPOLITAN FINANCIAL CORP., an Ohio Corporation (the "Borrower"), and THE HUNTINGTON NATIONAL BANK (the "Bank").


                                   WITNESSETH
                                   ----------

                  WHEREAS, the Borrower and the Bank entered into a Restated Loan Agreement dated as of February 22, 1995, which restated the Loan Agreement dated February 22, 1995 between the parties hereto (such Loan Agreement, as amended by the amendments thereto and as restated by such Restated Loan Agreement, as amended by the First Amendment thereto dated March 31, 1998, the Second Amendment thereto dated December 18, 1998, and the Third Amendment thereto dated May 28, 1999, is referred to herein as the " Loan Agreement");

                  WHEREAS, at the request of the Borrower, the Bank has agreed to modify certain provisions of the Loan Agreement, including an extension of the maturity date; and

                  WHEREAS, the Borrower and the Bank have agreed to further amend the Loan Agreement as set forth herein and to enter into this Amendment to effectuate such agreement. Terms defined in the Loan Agreement shall, unless otherwise defined herein, have the meaning ascribed therein. All references to "Paragraphs" or "Sections" herein are reference to paragraphs and sections of the Loan Agreement.

                  NOW, THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged by the parties, the parties do hereby amend the Loan Agreement and agree as follows:

                  1. The May 31, 2000 maturity date referred to in Section 5.01(A)(2) is hereby extended to July 28, 2000.

                  2. The parties acknowledge that there have been violations of the covenant relating to return on assets ("ROA") of Metropolitan Bank and Trust provided for Section 6.01(H) of the Loan Agreement, and the Bank waives any such violations occurring not later that July 28, 2000.

                  Except as otherwise provided, all amendments to the Loan Agreement set forth herein shall be deemed effective from and after the date of this Amendment. All references in the Loan Agreement to this "Agreement", "hereof", "herein", "hereunder" or "hereby" shall, from and after the date of this Amendment, be deemed references to the Loan Agreement as amended by this Amendment.


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                  In all other respects, the parties hereto hereby ratify and affirm the terms and conditions of the Loan Agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.


THE BANK:                             THE BORROWER:

THE HUNTINGTON NATIONAL BANK          METROPOLITAN FINANCIAL CORP.




By: _________________________________       By: ______________________________
Name:_______________________________        Name:____________________________
Title:________________________________      Title:_____________________________



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